============================================================================

              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549-1004


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) May 6, 2010
                                                        -----------


                          REUNION INDUSTRIES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        DELAWARE                   01-15739                 06-1439715
----------------------------------------------------------------------------
(State of Incorporation)     (Commission File No.)     (IRS Employer ID No.)


                      11 STANWIX STREET, SUITE 1400
                      PITTSBURGH, PENNSYLVANIA 15222
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)


                              (412) 281-2111
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==========================================================================


 Item 8.01 - Other Events

       As previously reported, on November 26, 2007 Reunion Industries, Inc. ("Reunion") filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of
Connecticut, Bridgeport Division (the "Bankruptcy Court").   Reunion continues
to operate as "debtor-in-possession" in that proceeding under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. Attached to and made a part of this Report is a Reunion Financial Report that contains summarized financial data from the Monthly Operating Reports that were filed with the Bankruptcy Court and the United States Trustee pursuant to Rule 2015 of the Federal Rules of Bankruptcy Procedure for the first three months of the 2010 year.

       During the first quarter of 2010, no additional shares of common stock were acquired by the Company. As a result, in accord with a previously reported authorization by the Company's Board of Directors, the total number of shares of common stock acquired by the Company in open market transactions remained at 367,248 at an average price per share acquired of $0.24.










                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  May 6, 2010                            REUNION INDUSTRIES, INC.
       -----------                                 (Registrant)

                                              By: /s/ John M. Froehlich
                                                  ---------------------
                                                    John M. Froehlich
                                                 Executive Vice President
                                                   of Finance and Chief
                                                    Financial Officer







-	2	-
















UNITED STATES BANKRUPTCY COURT
BRIDGEPORT DIVISION - DISTRICT OF CONNECTICUT



In re REUNION INDUSTRIES, INC.	Case No. 07-50727(AHWS)
      ------------------------               --------------
						Reporting Period: 1st QTR - 2010
									--------------



FINANCIAL DATA EXTRACTED FROM MONTHLY OPERATING REPORTS


DOCUMENT                           FORM NO.
-----------------------------    --------------
Schedule of Cash Receipts
    and Disbursements               MOR-1
Statement of Operations             MOR-2
Balance Sheet                       MOR-3
Status of Post-petition Taxes       MOR-4
Summary of Unpaid Post-petition
    Debts                           MOR-4
Accounts Receivable                 MOR-5



















						- A-1 -






















REUNION INDUSTRIES, INC.
CASH RECEIPTS AND DISBURSEMENTS                           FORM: MOR-1
FIRST QTR OF 2010
-----------------


	Cash - beginning of period excluding                 $  1,970,778

	Plus: Collections on receivables                        3,379,806
	Plus:	Miscellaneous/Titan receipts                        340,170

	Less: Disbursements
	      Net payroll                                         925,358
	      Payroll taxes                                       451,810
	      Titan disbursements                                  24,924
	      Other operating                                   2,408,935
	      Income Tax payments                                       0
	      Reorganization:
	            Professional fees                                   0
	            U.S. Trustee fees - quarterly                       0
	                                                        ---------
	                                  Total                 3,811,027
	                                                        ---------
	Cash - end of period                                 $  1,879,727
	                                                      ===========































						- A-2 -









REUNION INDUSTRIES, INC.
STATEMENT OF OPERATIONS                              FORM: MOR-2
FOR THE PERIODS ENDED MARCH 31, 2010
------------------------------------
($ amounts in thousands)

                                                        QTR         Post
                                                       Ended    Petition to
                                                      --------   ---------

Net Sales                                             $  3,867    $ 50,541
Cost of Sales:
      Standard Cost                                      3,070      37,221
      Variances & Other                                    315       5,697
                                                        ------      ------

      Gross Profit                                         482       7,623

Operating Expenses:
      Marketing                                            135       1,964
      General & Admin                                      667       9,030
                                                        ------     -------

      Operating Profit                                    (320)     (3,371)

Other Income(Expense)                                       35      40,067
Equity in China JV                                           7       1,253
Reorganization exp:
      Professional fees                                      0        (615)
      U.S. Trustee fees                                      0         (81)
      Adequate Protection Paym't Exp.                        0        (450)
Interest (Expense) - excluding Adequate
      Protection Payments                                  (35)     (4,696)
                                                        ------     -------

      Profit before tax                                   (313)     32,107

Income Tax                                                   0      (1,302)
                                                        ------     -------

      Net Income                                      $   (313)   $ 30,805
                                                       =======    ========



NOTE: Other income(expense) above primarily reflects the gain on
		the sale of the Company's CP Industries division in April of 2008.









						- A-3 -








REUNION INDUSTRIES, INC.
BALANCE SHEET                                        FORM: MOR-3
AS OF THE PERIODS SHOWN
-----------------------
($ amounts in thousands)

                              26-Nov-07 		31-Dec-09 	31-Mar-10
                              --------- 		--------- 	---------
ASSETS:
Cash and Equivalents          $     754 		$   1,971 	$  1,880
Net Receivables                   7,166 		    1,326 	   1,802
Net Inventory                    12,369 		    1,998 	   2,044
Other Current Assets              3,029 		    1,520 	   1,376
                                ------- 		  ------- 	 -------
         Current                 23,318 		    6,815 	   7,102

Net Property                      6,300 		    3,302 	   3,230
Goodwill                         10,994 		    1,491 	   1,491
CSV policies                      2,200 		    1,340 	   1,140
Interest in China JV              3,009 		    4,255 	   4,262
                                ------- 		  ------- 	 -------
         Total                $  45,821 		$  17,203 	$ 17,225
                              ========= 		========= 	========
LIABILITIES & EQUITY:
Current Maturities of Debt    $       0 		$       0 	$      0
Trade Payables                    3,305 		      677 	   1,165
Accrued Income Taxes                  0 		      101 	     101
Accrued Interest                    544 		    1,074 	   1,063
Customer Deposits                 4,424 		        0 	       0
Accrued Other                     4,272 		    6,397 	   6,255
                                ------- 		  ------- 	 -------
         Current                 12,545 		    8,249 	   8,584

Secured Debt and interest        53,418 		        0 	       0
Other Liabilities                 3,101 		    1,184 	   1,184
                                ------- 		  ------- 	 -------
         Total Liabilities       69,064 		    9,433 	   9,768

Total Equity                    (23,243)		    7,770 	   7,457
                                ------- 		  ------- 	 -------

         Total                $  45,821 		$  17,203 	$ 17,225
                              ========= 		========= 	========

















						- A-4 -






REUNION INDUSTRIES, INC.
SUMMARY OF UNPAID POST PETITION TAXES AND DEBTS        FORM: MOR-4
AS OF MARCH 31, 2010
--------------------
($ Amounts in 000's)



TAXES:
------
	                                 Beg                   Ending
	                              Liability  Accrued Paid Liability
	                              ---------  ------- ----	---------
	NON-PAYROLL TAXES:
	Sales                         $   0                     $   0
	Excise                        $   0                     $   0
	Real Property                 $   0                     $   0
	Personal Property             $   0                     $   0



	PAYROLL TAXES - See attached page 2
	-----------------------------------
		Payroll taxes are being immediately paid to the Company's payroll service company who files and pays the Company's payroll taxes.




DEBTS:
------
					        Days Past Due
					  ---------------------------
                         	Current   0-30    31-60    61-90    Over 91   Total
                         	-------   -----   -----    -----    -------  -------
Payable-excl Professional	$  549    $ 322   $ 131    $  42    $   0    $ 1,044
Wages Payable            	    36                                            36
Taxes Payable            	     0                                             0
Rent-Building            	     0                                             0
Adequate Protect'n Paymts	     0                                             0
Professional Fees        	     6       11      15       17       72        121
Amounts due Insiders     	     0        0       0        0       74         74
                         	 -----     ----    ----     ----     ----       ----
      Total              	$  591    $ 333   $ 146   $   59    $ 146    $ 1,275
                         	======    =====   =====    =====     ====     ======



Explanations:
Wages represent hourly wages earned in the current month that were paid in
	the following month.
Professional fees are due Reid and Riege.
Amounts due insiders represent post petition interest on note and guaranty fees.









						- A-5

 -











REUNION INDUSTRIES, INC.
ACCOUNTS RECEIVABLE                                    FORM: MOR-5
AS OF MARCH 31, 2010
--------------------
($ Amounts in 000's)




TRADE ACCOUNTS RECEIVABLE RECONCILIATION:
----------------------------------------
		Trade Receivables - beg of month                $ 1,466
		Plus: Invoiced during the month                   3,872
		Less: Amounts collected                          (3,380)
		Less: Credits/Adjustments                           (10)
		                                                -------
		Trade Receivables - end of month                $ 1,948
		                                                =======




ACCOUNTS RECEIVABLE AGINGS:
---------------------------
		0-30                                            $ 1,429
		31-60                                               418
		61-90                                                92
		91+                                                   9
		                                                 ------
		Total	trade receivables                           1,948
		Non-trade receivables                                 0
		Less: Reserve for bad debts                        (146)
		                                                -------
		Net Receivables - per balance sheet             $ 1,802
		                                                 ======
























						- A-6 -